UNITED STATES

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2008

DIGITAL NETWORK ALLIANCE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-50002 (Commission File No.)	52-2175896 (IRS Employer Identification No.)

Unit 1101, 11/F

Shanghai Industrial Investment Building

48 - 62 Hennessy Road

Wanchai, Hong Kong

(Address of principal executive offices)

852-3104-9012

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE – This amended report on Form 8-K/A is for the purpose of filing financial statements which, in accordance with Item 9.01(a)(4) of Form 8-K, were not filed as part of the initial report on Form 8-K dated September 23, 2008.  The financial statements filed with this report include the following:

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Audited financial statement of Linking Target Limited, a BVI corporation, for the period from inception (January 23, 2008) to September 30, 2008.

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Audited financial statements of China Construction Guaranty Company Limited, a PRC corporation, for the fiscal years ended December 31, 2006 and 2007.

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Unaudited financial statements of China Construction Guaranty Company Limited, a PRC corporation, for the nine months ended September 30, 2008

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Pro Forma consolidated financial statements of Digital Network Alliance International, Inc., Linking Target Limited, a BVI corporation and China Construction Guaranty Company Limited, a PRC corporation, as of December 31, 2007 and September 30, 2008.

Also filed as an Exhibit to this amended report on Form 8-K/A is the Exclusive Cooperation Agreement between Linking Target Limited, a British Virgin Islands corporation (“LTL”), and China Construction Guaranty, Inc. a corporation incorporated in the Peoples Republic of China (also known as China Construction Guaranty Company Limited), (“CCG”), dated August 1, 2008.

This amended report on Form 8-K/A also includes a Management’s Discussion and Analysis or Plan or Operations discussion and Risk Factors disclosures related to the financial statements and operations of CCG.

Except as specifically noted, this amended report on Form 8-K/A does not purport to provide a general update or discussion of any other developments subsequent to the original filing.

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 23, 2008, we entered into an Agreement for Share Exchange with Linking Target Limited, a British Virgin Islands corporation (“LTL”) and the shareholders of the LTL, pursuant to which we agreed to issue a total of 48,399,997 shares of our common stock in exchange for 1 share of LTL, representing 100% of the issued and outstanding common stock of LTL.  A copy of the Agreement for Share Exchange is attached to this report as an Exhibit.  The Board of Directors approved the share issuance in September, 2008, and the shares were issued in October, 2008.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 23, 2008, we entered into an Agreement for Share Exchange with LTL, and the individual shareholder of LTL, pursuant to which we acquired 1 share of LTL, representing 100% of its issued and outstanding common stock, in exchange for the issuance of 48,399,997 shares of our common stock.  As a result of completion of the share exchange transaction, LTL became our wholly-owned subsidiary.

LTL was founded in British Virgin Islands on January 23, 2008. On August 1, 2008, LTL entered into an Exclusive Cooperation Agreement (the “Agreement”) with China Construction Guaranty, Inc., a corporation incorporated in the People’s Republic of China (also known as China Construction Guaranty Company Limited) (“CCG”), pursuant to which the parties have agreed, among other things, that LTL will provide various services to CCG, including consulting services, training services, human resources for business development and other related services.   A copy of the Agreement is attached hereto as Exhibit 10.4.

CCG is headquartered in Shenzhen China, and provides i) various project guarantees such as Project Bidding Guarantee, Performance Bond Guarantee, and Advance Payment Guarantee; and ii) employees guaranteed services such as Employees Behaviour Guarantee, Employees Secrecy Guarantee, and Employees Credit Guarantee to corporations and individuals via its 23 branches located throughout China.

Prior to completion of the share exchange transaction, we had 11,600,003 shares of common stock issued and outstanding. Following completion of the share exchange transaction, we had 60,000,000 shares issued and outstanding, of which 11,600,003 or approximately 19.33%, are owned by persons who were previously our shareholders.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

DISCLAIMER REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this report, including statements in the following discussion, are what are known as “forward-looking statements,” which are basically statements about the future. For that reason, these statements involve risk and uncertainty since no one can accurately predict the future. Words such as “plans,” “intends,” “will,” “hopes,” “seeks,” “anticipates,” “expects,” and the like, often identify such forward-looking statements, but are not the only indication that a statement is a forward-looking statement. Such forward-looking statements include statements concerning Company’s plans and objectives with respect to the present and future operations of the Company, and statements which express or imply that such present and future operations will or may produce revenues, income or profits. Numerous factors and future events could cause the Company to change such plans and objectives, or fail to successfully implement such plans or achieve such objectives, or cause such present and future operations to fail to produce revenues, income or profits. Therefore, the reader is advised that the following discussion should be considered in light of the discussion of risks and other factors contained in this report and in the Company’s other filings with the Securities and Exchange Commission. No statements contained in the following discussion should be construed as a guarantee or assurance of future performance or future results.

RESULTS OF OPERATIONS OF CCG

Fiscal Year Ended December 31, 2007 Compared to Fiscal Year Ended December 31, 2006

Net revenue: Net revenue for the year ended December 31 2007, was $1,146,373 as compared to $176,418 for the same period in 2006. The increase of $969,955 or approximately 550% was due to a substantial increase in growth of our customer base in the tender and surety guarantee business and market share in China.

Net Income before tax: Net income before tax for the year ended December 31, 2007 was $192,598 compared to $47,297 for the whole year of 2006. The increase in the profit from operations was primarily due to an increase in business during the year.

Operating expenses: Total operating expenses were $875,073 for year ended December 31, 2007, as compared to $123,942 for the same period in 2006.  The increase of $751,131 or 606% was primarily due to 2 factors: (1) Increase of $185,292 of wages and salaries due to expansion of the business. (2) Increase of $110,921 of expenses in the area of staff messing, social insurance, rent and other office expense which was related to revenue growth. Depreciation increased from $1,565 in 2006 to $12,657 in 2007. For the year ended December 31, 2007, a one-off Government levy $393,846 was paid due to penalty charge on the improper administrative procedure in arranging the registered capital of CCG. We anticipate that our operating expenses will increase in future periods, as we increase sales and marketing operations, and fulfill our obligation as a listing company under the Exchange Act.

Nine Month Period Ended September 30, 2008 Compared to Nine Month Period Ended September 30, 2007

Revenue:   Total revenue for the nine months period ended September 30, 2008 was $2,085,531 compared to $460,526 for the nine months period ended September 30, 2007.  The increase of approximately 353% was due to increased in growth of our customer base in the tender and surety business and market share in China.

Net income before tax:  Net income before provision for income taxes for the nine months period ended September 30, 2008 was $155,140.  Net income for the nine months period ended September 30, 2007 was $181,846.  The slightly decrease in the income before tax was primarily due to increase in the general and administrative expenses.

Operating expenses:  The operating expenses for the nine months period ended September 30, 2008 were $1,438,847, and the operating expenses for the nine months period ended September 30, 2007 were $222,897.   The increase was primarily due to increases in salaries ($655,021 for the period ended September 30, 2008 compared to $96,704 for the period ended September 30, 2007) and the expenses in the area of staff messing, social insurance, rent and other office expense ($409,492 for the nine months period ended September 30, 2008 compared with $88,371 for the nine months period ended September 30, 2007). The increase in salaries, staff messing, social insurance, rent and other office expenses are due to expansion of the business and related revenue growth.

LIQUIDITY AND CAPITAL RESOURCES

We maintained cash of $136,496 as of December 31, 2007.  As of September 30, 2008, we had cash on hand (including cash in the bank) of approximately $717,387.

As of December 31, 2007, guarantee fee receivable was $5,395 as compared to $27,166 for the same period in 2006. As of December 31, 2007, customer collateral was $963,099, as compared to December 31, 2006 balances of $522,862. These changes were due to the increase of the tender and surety guarantee business.  As of December 31, 2007, deferred revenue was $66,453 as compared to $187,257 for the same period in 2006. As of September 30, 2008, guarantee fee receivable was $4,639, deferred revenue was $267,203 and customer collateral was $2,973,517.

For the year ended December 31, 2007, cash provided by operating activities totaled $406,578. The receipt of funds was primarily due to net income for the year plus a decrease in guarantee fee receivable, prepayments and other receivables as well as an increase in customer collateral, deferred revenue, partially offset by an decrease in amount due to related parties and accrued liabilities and other payable.  For the nine months ended September 30, 2008, cash provided by operating activities totaled $258,160.

For the year ended December 31, 2007, cash used in investing activities amounted to $1,189,249. The use of funds was for the purchase of office equipment and leasehold improvement as well as the increase in restricted cash.  For the nine months period ended September 30, 2008, cash used in investing activities amounted to $1,714,560.

For the year ended December 31, 2007, cash used in financing activities amounted to $ 806,962 which was due to an increase in capital contributions and offset by the repayment to stockholders.   Cash provided by financing activities for the nine months ended September 30, 2008 amounted to $2,016,793.

As of December 31, 2006, CCG owed $134,756 to Mr. Beiquan Ling, a director and $15,030 to Mr. Xinan Zhang, an ex-director.  CCG repaid $134,756 and $15,030 to Mr. Beiquan Ling and Mr. Xinan Zhang respectively during the year 2007. As of December 31, 2007, CCG owed $40,038 to Mr. Mengyu Tong, a director. CCG repaid to Mr. Mengyu Tong during the year 2008. These loans are unsecured, interest-free, and have no fixed repayment terms.

For the year ended December 31, 2007, CCG’s balance sheet reflects total assets of $2,512,245 and total liabilities of $1,281,752. CCG had bank and cash equivalents of approximately $136,496 as of December 31, 2007. CCG has sufficient funds to satisfy its financial commitments and working capital requirements for the next twelve months.

For the year ended December 31, 2007, CCG had the total future lease commitments under non-cancellable operating leases are $73,184. CCG currently has working capital sufficient to fund these lease commitments. CCG has contingent liabilities in respect of guarantees granted under the surety guarantee services business in the aggregate amount of $2,782,137.

Critical Accounting Policies

We prepare financial statements in accordance with U.S. GAAP, which requires us to make judgments, estimates and assumptions that affect (i) the reported amounts of our assets and liabilities, (ii) the disclosure of our contingent assets and liabilities at the end of each fiscal period and (iii) the reported amounts of revenues and expenses during each fiscal period. We continually evaluate these estimates based on our own historical experience, knowledge and assessment of current business and other conditions, our expectations regarding the future based on available information and reasonable assumptions, which together form our basis for making judgments about matters that are not readily apparent from other sources. Since the use of estimates is an integral component of the financial reporting process, our actual results could differ from those estimates. Some of our accounting policies require a higher degree of judgment than others in their application.

When reviewing our financial statements, you should consider (i) our selection of critical accounting policies, (ii) the judgment and other uncertainties affecting the application of such policies, (iii) the sensitivity of reported results to changes in conditions and assumptions. We believe the following accounting policies involve the most significant judgment and estimates used in the preparation of our financial statements.

Revenue Recognition

The Company provides guarantee services to corporations and individuals in issuing and obtaining surety or tendering guarantees for their business operations and/or personal use. In exchange for the Company’s guarantee services, the customers pay the Company a certain percentage of the surety amount as an upfront guarantee fee. Maturities of surety and tendering guarantees will generally range from 2 days to 6 months, and are secured by bank deposits made by the Company. If a customer fails to fulfill its performance obligations under surety or tendering guarantees, the bank will take possession of the Company’s deposit.

The Company recognizes the guarantee fee income over the term of the contract on a straight line basis, net of business taxes, the price to the client is fixed or determinable, and collectability of the resulting receivable is reasonably assured.

Guarantee fee receivable

Guarantee fee receivable are fees owed to the Company for its guarantee services but not yet received from its customers. In the guarantee transactions, the Company will place funds on deposit with the banks to guaranty the completeness of performance obligation by the Company’s customers. Fees received in advance under the guarantee transactions are recorded as deferred revenue and amortized as revenue over the term of the guarantee period on a straight-line basis.

The Company monitors the guarantee activities to ensure that the performance obligation was completed in a timely manner and that the Company receives its guarantee fee. If necessary, the Company uses the collateral it receives from customers as the payment for the guarantee fee. Guarantee fee receivables are considered impaired if payment of the fee is not received by the Company in accordance with the terms of the guarantee agreement with each customer. It is the Company’s policy to write off uncollectible receivables when management determines the receivable will become uncollectible.

Income taxes

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statement of operations and comprehensive (loss) income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

The Company also adopts Financial Accounting Standards Board ("FASB") Interpretation No. (FIN) 48, "Accounting for Uncertainty in Income Taxes" and FSP FIN 48-1, which amended certain provisions of FIN 48. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes.” FIN 48 provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods.

This interpretation also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

In connection with the adoption of FIN 48, the Company analyzed the filing positions in all of the federal, state and foreign jurisdictions where the Company and its subsidiaries are required to file income tax returns, as well as all open tax years in these jurisdictions. The Company adopted the policy of recognizing interest and penalties, if any, related to unrecognized tax positions as income tax expense. The Company did not have any unrecognized tax positions or benefits and there was no effect on the financial condition or results of operations for the periods reported.

Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is the United States dollar ("US$"). The Company maintains its books and records in its local currency, the Renminbi Yuan (“RMB”), which is functional currency as being the primary currency of the economic environment in which the entity operates.

In general, the assets and liabilities of the Company whose functional currency is not US$ are translated into US$, in accordance with SFAS No 52. “Foreign Currency Translation”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses resulting from translation of financial statements are recorded as a separate component of accumulated other comprehensive income within the statement of owners’ equity.

RISK FACTORS

An investment in our common stock involves a high degree of risk. The risks described below and the other information contained in this current report should be carefully considered before deciding to invest in our common stock.

Risks Associated with the Company’s Primary Business

Limited Operating History

There is a limited relevant operating history upon which an evaluation of the Company’s prospects and future performance can be based. There can be no assurance that the Company will be able to raise additional capital to develop its business plan, generate meaningful revenues or become a viable business. Because the Company’s markets are relatively new and constantly changing, the Company may need to change its business model frequently.

Risk of Payment of Guarantees

The Company may be obligated to pay on its tender and surety guarantees if the underlying transactions fail to close. While the Company tries to minimize these risks by performing due diligence and financial assessments of its clients and by taking a security interest in the collateral of its clients, there can be no assurance that the Company will not have to pay on its guarantees. Furthermore, the Company cannot assure you that the collateral in which the Company has a security interest will be sufficient to cover all or a portion of the amount of the Company’s guarantees. If the Company’s clients fail to close the underlying transaction, the Company’s business could be materially adversely affected.

Competition

Although the Company currently has few competitors, the Company expects competition to intensify in the future. The Company’s current competitors have greater capabilities and resources than the Company has. Similarly, there can be no assurance that additional competitors with greater resources than that of the Company will not enter our market in the future. The State Economic and Trade Commission (SETC) SME Bureau in China may expand their existing services to SMEs and become the Company’s competitor. If and when the Chinese government allows foreign financial institutions to enter into the financial guarantee industry in China, they may also become competitors of the Company. In the future, competitive pressures from competitors could cause the Company’s services to lose market acceptance or result in significant price erosion, which would have a material adverse effect upon the Company’s business, results of operations, or financial condition.

Dependence on Key Personnel

The Company is highly dependent on the services of Guokang Tu, the Company’s Chairman, Chief Executive Officer and director, Mengyou Tong, the Company’s Chief Financial Officer and director, Beiquan Ling, the Company’s Chief Operating Officer and director, as well as other principal members of the Company’s management team. The Company’s executives not only manage the Company’s day to day business operations but are essential to the Company’s ability to establish and maintain relationships with its customers. The Company has no “key man” life insurance policies, although it may purchase such policies in the future. Continued growth and profitability will depend upon the Company’s ability to maintain its current leadership infrastructure and recruit and retain qualified and experienced executive personnel. Competition in the Company’s industry for executive-level personnel is strong and there can be no assurance that the Company will be able to hire, motivate and retain highly effective executive employees. If the Company fails to attract, integrate and retain the necessary personnel, its ability to maintain and build its business could suffer significantly.

Limited Public Market for the Company’s Common Stock

There is currently a limited public market for the shares of the Company’s common stock. There can be no assurances that such limited market will continue or that any shares of the Company’s common stock may be sold without incurring a loss. The market price of the Company’s common stock may not necessarily bear any relationship to the Company’s book value, assets, past operating results, financial condition or any other established criteria of value, and may not be indicative of the market price for its common stock in the future. Further, the market price for the Company’s common stock may be volatile depending on a number of factors, including business performance, industry dynamics, news announcements or changes in general economic conditions.

Low-Priced Stocks

The Company’s common stock is currently listed for trading on the OTC Bulletin Board, which is generally considered to be a less efficient market than markets such as NASDAQ or other national exchanges, and which make it more difficult for the Company’s shareholders to conduct trades. It may also make it more difficult for the Company to obtain future financing. Further, the Company’s securities are subject to the “penny stock rules” adopted pursuant to Section 15 (g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The penny stock rules apply to non-NASDAQ companies whose common stock trades at less than $5.00 per share or which have tangible net worth of less than $5,000,000 ($2,000,000 if the company has been operating for three or more years). Such rules require, among other things, that brokers who trade “penny stock” to persons other than “established customers” complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances. Many brokers have decided not to trade “penny stocks” because of the requirements of the penny stock rules and, as a result, the number of broker-dealers willing to act as market makers in such securities is limited. In the event that the Company remains subject to the “penny stock rules” for any significant period, there may develop an adverse impact on the market, if any, for the Company’s securities. Because the Company’s securities are subject to the “penny stock rules”, investors will find it more difficult to dispose of the Company’s securities. Further, for companies whose securities are traded in the over-the-counter market, it is more difficult to obtain accurate quotations and to obtain coverage for significant news events because major wire services, such as the Dow Jones News Service, generally do not publish press releases about such companies.

No Dividends

The Company has not paid any dividends on its common stock to date and there are no plans for paying dividends on its common stock in the foreseeable future. The Company intends to retain earnings, if any, to provide funds for the execution of its business plan. The Company does not intend to declare or pay any dividends in the foreseeable future. Therefore, there can be no assurance that holders of common stock will receive any additional cash, stock or other dividends on their shares of common stock until the Company has funds, which our board of directors determines can be allocated to dividends.

PRC laws and our corporate structure may restrict our ability to receive dividends and payments from, and transfer funds to, our PRC operating company, which may negatively affect our results of operations and restrict our ability to act in response to changing market conditions. Substantially all of our operations are conducted through our PRC operating company, CCG. The ability of our PRC operating company to make dividend and other payments to us may be restricted by factors such as changes in applicable foreign exchange and other laws and regulations. For example, under the State Administration of Foreign Exchange (“SAFE”) regulations discussed above, the foreign exchange activities of our present or prospective PRC subsidiaries are conditioned upon the compliance with the SAFE registration requirements by the shareholders of our offshore entities who are PRC residents. Failure to comply with these SAFE registration requirements may substantially restrict or prohibit the foreign exchange inflow to and outflow from our PRC subsidiaries, including, remittance of dividends and foreign currency denominated borrowings by these PRC subsidiaries. In addition, our PRC operating company is required, where applicable, to allocate a portion of its net profit to certain funds before distributing dividends, including at least 10% of its net profit to certain reserve funds until the balance of such fund has reached 50% of its registered capital. These reserves can only be used for specific purposes, including making-up cumulative losses of previous years, conversion to equity capital, and application to business expansion, and are not distributable as dividends. Our PRC operating company is also required, where applicable, to allocate an additional 5% to 10% of its net profits to a statutory common welfare fund. The net profit available for distribution from our PRC operating company is determined in accordance with generally accepted accounting principles in China, which may materially differ from a determination performed in accordance with U.S. GAAP. As a result, we may not receive sufficient distributions or other payments from this entities to enable us to make dividend distributions to our shareholders in the future, even if our U.S. GAAP financial statements indicate that our operations have been profitable.

Risks Associated With Doing Business In China

Changes in the political and overall economic conditions of China, which are outside the control of management, could have a material adverse effect on the Company’s business, operating results and financial condition. The Company has historically conducted transactions with customers outside the United States in United States dollars. Payroll and other costs of foreign operations are payable in foreign currencies, primarily Hong Kong dollars and Chinese Renminbi. To the extent future revenue is denominated in foreign currencies, the Company would be subject to increased risks relating to foreign currency exchange rate fluctuations that could have a material adverse affect on the Company’s business, financial condition and operating results. To date, we have not engaged in any hedging transactions in connection with our international operations.

Risks Associated with China’s Economic, Political and Social Conditions

Substantially all of the Company’s operations and assets are located in China, and substantially all of its net revenue is derived from its operations in China. Accordingly, the Company’s results of operations and future prospects are subject to economic, political and social developments in China. In particular, the Company’s results of operations may be adversely affected by:

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Changes in China’s political, economic and social conditions;

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changes in policies of the government or changes in laws and regulations, or the interpretation of laws and regulations;

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changes in foreign exchange regulations;

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measures that may be introduced to control inflation, such as interest rate increases; and

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changes in the rate or method of taxation

The PRC’s economy has historically been a planned economy. The majority of productive assets in China are still owned by various levels of the PRC government. In recent years the government has implemented economic reform measures emphasizing decentralization, utilization of market forces in the development of the economy and a high level of management autonomy. Such economic reform measures may be inconsistent or ineffectual, and the Company may not benefit from all such reforms. Furthermore, these measures may be adjusted or modified, possibly resulting in such economic liberalization measures being applied inconsistently from industry to industry, or across different regions of the country.

In the past twenty years, China has been one of the world’s fastest growing economies in terms of gross domestic product, or GDP. This growth may not be sustainable. Moreover, a slowdown in the economies of the United States, the European Union and certain Asian countries may adversely affect economic growth in China which depends on exports to those countries. The Company’s financial condition and results of operations, as well as its future prospects, would be materially and adversely affected by an economic downturn in China.

The legal system in China has inherent uncertainties that may limit the legal protections available to you as an investor or to us in the event of any claims or disputes with third parties. The legal system in China is based on written statutes. Prior court decisions may be cited for reference but have limited precedential value. Since 1979, the central government has promulgated laws and regulations dealing with economic matters such as foreign investment, corporate organization and governance, commerce, taxation and trade. As China’s foreign investment laws and regulations are relatively new and the legal system is still evolving, the interpretation of many laws, regulations and rules is not always uniform and enforcement of these laws, regulations and rules involve uncertainties, which may limit the remedies available to our shareholders and to us in the event of any claims or disputes with third parties. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention.

Internal political risks

Changes in laws and regulations, or their interpretation, or the imposition of confiscatory taxation, restrictions on currency conversion, imports and sources of supply, devaluations of currency or the nationalization or other expropriation of private enterprises could have a material adverse effect on the Company’s business, results of operations and financial condition. Under its current leadership, the Chinese government has been pursuing economic reform policies that encourage private economic activity and greater economic decentralization. There is no assurance, however, that the Chinese government will continue to pursue these policies, or that it will not significantly alter these policies from time to time without notice. In addition, the Chinese government could enact laws which restrict or prohibit the Company from conducting its surety and loan guarantees.

Risks Associated with Effecting Service of Legal Process and Enforcing Judgments Against Us and Our Management

Substantially all of our operations and assets are located in China. In addition, most of our directors and executive officers named in this document reside within China, and many of the assets of these persons are also located within China. As a result, it may not be possible to effect service of process within the United States or elsewhere outside China upon these directors or executive officers or some of the experts named in this document, including with respect to matters arising under U.S. federal securities laws or applicable state securities laws. Moreover, management has been advised by the company’s PRC legal counsel that China does not have treaties with the United States or many other countries providing for the reciprocal recognition and enforcement of court judgments. As a result, recognition and enforcement in China of judgments of a court of the United States or any other jurisdiction, including judgments against us or our directors or executive officers, may be difficult or impossible.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On September 23, 2008, we issued 48,399,997 shares of its common stock in a share exchange transaction which was not registered under the Securities Act of 1933. The shares were issued to the shareholder of Linking Target Limited, a British Virgin Islands corporation (“LTL”), in exchange for 1 share of LTL, representing 100% of the issued and outstanding stock of LTL. The shares were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Securities Act of 1933, and in reliance upon exemptions from registration for transactions which constitute “offshore transactions” as defined in Regulation S under the Securities Act of 1933.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

There was a change in control of the Registrant on September 23, 2008 as a result of closing under the Agreement for Share Exchange as described in Item 2.01 hereof.

Following the closing under the Agreement for Share Exchange, Ms. Chong Wai Lan will acquire 48,399,997 shares of our common stock. Ms. Chong Wai Lan will then transfer the entire 48,399,997 shares to certain persons by way of irrevocable stock power immediately on September 24, 2008.

The following table sets forth, as of September 24, 2008, immediately following the transfer of shares from Ms. Chong Wai Lan by way of irrevocable stock power, the stock ownership of each expected executive officer of our Company, of all the expected executive officers and directors of our Company as a group, and of each person known by our Company to be a beneficial owner of 10% or more of its common stock.

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Beiquan Ling(1) 9WN LnBan Office Building Hong Li Xi Road, Futian District, Shenzhen P.R.C.	12,000,000	20.00%
Zhiqun Li(1) 9WN LnBan Office Building Hong Li Xi Road, Futian District, Shenzhen P.R.C.	11,000,000	18.33%
Guokang Tu(1) 9WN LnBan Office Building Hong Li Xi Road, Futian District, Shenzhen P.R.C.	6,600,000	11.00%
Mengyou Tong(1)	1,000,000	1.67%
9WN LnBan Office Building Hong Li Xi Road, Futian District, Shenzhen P.R.C.
All Officers and Directors as a Group (4 in number)	30,600,000	51.00%

(1) The person named is an officer, a director or both.

The Registrant was not a shell company immediately before the change in control.

5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

There was no departure of directors or principal officers at the time of closing under the Agreement for Share Exchange. There was neither election of directors nor appointment of principal officers at the same time.

PRINCIPAL SHARE OWNERSHIP

The following table sets forth, as of September 23, 2008, (immediately following the Exchange), stock ownership of each executive officer and director, of all executive officers and directors of our Company, as a group, and of each person known by our Company to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrant or other right to acquire additional securities of the Company except as may be otherwise noted.

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Terence Yap Wing Khai(1) 1/F Xiu Ping Commercial Building 104 Jervois Sheung Wan Hong Kong	1,076,462	1.79%
Chan Chi Fai(1) Flat E 40/F Block 8 Riviera Gardens Tsuen Wan NT Hong Kong	1,162,643	1.94%
Eppie Wong Yuk Ping(1) 1/F Xiu Ping Commercial Building 104 Jervois Sheung Wan Hong Kong	254	0.0004%
Michael Yap Chee Keong(1) 1/F Xiu Ping Commercial Building 104 Jervois Sheung Wan Hong Kong	922,777	1.54%
Chong Wai Lan Unit B1 9/F Loyong Court Commercial Building, 212-220 Lockhart Road Wanchai Hong Kong	48,399,997	80.67%

Cai Jun Yu Room D604, Meijia Square Hua Qiao Cheng Nanshan District, Shenhen City Guangdong Province, P.R.C.	3,330,000	5.55%

 All Officers and Directors as a Group (4 in number)                 3,162,136                           9.00%

(1) The person named is an officer, director, or both.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of Businesses Acquired

Exhibit 99.1 - Audited financial statement of Linking Target Limited, a BVI corporation, for the period from inception (January 23, 2008) to September 30, 2008. *

Exhibit 99.2 - Audited financial statements of China Construction Guaranty Company Limited, a PRC corporation, for the fiscal years ended December 31, 2007 and 2006. *

Exhibit 99.3 -

Unaudited financial statements of China Construction Guaranty Company Limited, a PRC corporation, for the nine month period ended September 30, 2008 and 2007. *

(b)

Pro Forma Financial Information.

Exhibit 99.4 - Pro forma consolidated financial statements of the Registrant, and Linking Target Limited, a BVI corporation and China Construction Guaranty Company Limited, a PRC corporation, as of the fiscal year ended December 31, 2007 and as of the nine months period ended September 30, 2008.*

(d)

The following exhibits are filed as part of this Current Report on Form 8-K/A

2.2

Agreement for Share Exchange dated September 23, 2008, by and between Digital Network Alliance International, Inc., Linking Target Limited, a British Virgin Islands corporation, (LTL) and the Shareholder of LTL.

10,4

Exclusive Cooperation Agreement between Linking Target Limited, a British Virgin Islands corporation, and China Construction Guaranty, Inc., dated August 1, 2008. *

*  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL NETWORK ALLIANCE INTERNATIONAL, INC.

Date: December 8, 2008

/s/ Guokang Tu

By: Guokang Tu

Its: Chief Executive Officer

EXHIBIT 99.1

LINKING TARGET LIMITED Financial Statements For The Period From Inception (January 23, 2008) to September 30, 2008 (With Report of Independent Registered Public Accounting Firm Thereon)

ZHONG YI (HONG KONG) C.P.A. COMPANY LIMITED

Certified Public Accountants

LINKING TARGET LIMITED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Linking Target Limited

We have audited the accompanying balance sheet of Linking Target Limited (“the Company”) as of September 30, 2008 and the related statements of operations and comprehensive income, stockholder’s equity and cash flows for the period from inception (January 23, 2008) to September 30, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of the Company’s internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the  financial position of the Company as of September 30, 2008 and the results of operations and cash flows for the period from inception (January 23, 2008) to September 30, 2008 in conformity with accounting principles generally accepted in the United States of America.

Zhong Yi (Hong Kong) C.P.A. Company Limited

Certified Public Accountants

Hong Kong, China

December 9, 2008

LINKING TARGET LIMITED

BALANCE SHEET

AS OF SEPTEMBER 30, 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

September 30, 2008
ASSETS
Current assets:
Cash and cash equivalents	$1
Accounts receivable, related party	25,529
TOTAL ASSETS	$25,530

STOCKHOLDER’ S EQUITY
Stockholder’s equity:
Common stock, $1 par value; 10,000 shares authorized; issued and outstanding: 1 share as of September 30, 2008	1
Retained earnings	25,529
TOTAL STOCKHOLDER’ S EQUITY	$25,530

See accompanying notes to financial statements.

LINKING TARGET LIMITED

STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE PERIOD FROM INCEPTION (JANUARY 23, 2008) TO SEPTEMBER 30, 2008

(Currency expressed in United States Dollars (“US$”))

Revenue, net
Management fee, related party	$25,529

Income before income taxes	25,529

Income tax expense	-

NET INCOME	$25,529

See accompanying notes to financial statements.

LINKING TARGET LIMITED

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM INCEPTION (JANUARY 23, 2008) TO SEPTEMBER 30, 2008

(Currency expressed in United States Dollars (“US$”))

Cash flows from operating activities:
Net income	$25,529
Adjustments to reconcile net income to net cash provided by operating activities:
Accounts receivable, related party	(25,529)

Net cash provided by operating activities	-

Cash flows from financing activities:
Capital contribution from a stockholder	1

Net cash used in financing activities	1

NET CHANGE IN CASH AND CASH EQUIVALENTS	-

BEGINNING OF PERIOD	-

END OF PERIOD	$1

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$-
Cash paid for interest expense	$-

See accompanying notes to financial statements.

LINKING TARGET LIMITED

STATEMENT OF STOCKHOLDER’S EQUITY

FOR THE PERIOD FROM INCEPTION (JANUARY 23, 2008) TO SEPTEMBER 30, 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Common stock		Retained earnings	Total stockholder’s equity
	No. of share	Amount

Balance as of January 23, 2008	-	$-	$-	$-

Capital contribution from a stockholder	1	1	-	1
Net income for the period	-	-	25,529	25,529
Balance as of September 30, 2008	1	$1	$25,529	$25,530

See accompanying notes to financial statements

LINKING TARGET LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (JANUARY 23, 2008)

TO SEPTEMBER 30, 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

1.

ORGANIZATION AND BUSINESS BACKGROUND

Linking Target Limited (the “Company”) was incorporated as a BVI Business Company with limited liability in the British Virgin Islands (“BVI”) under the BVI Business Companies Act, 2004, on January 23, 2008.

On August 1, 2008, the Company entered into an Exclusive Cooperation Agreement (“the Agreement”) with China Construction Guaranty Company Limited (“CCG”), a limited liability company registered in Shenzhen City, the People’s Republic of China (the “PRC”) on May 21, 2004. Its principal activity is engaged in the provision of surety and tendering guarantees to corporations and individuals in the PRC in obtaining corporate guarantees for business operations.

Pursuant to the Agreement, the Company owned 100% interest in the revenues of CCG and had an obligation to absorb, any losses and rights to receive revenue from CCG. LTL does not have an equity interest in CCG, but is deemed to have all of the economic benefits and liabilities by contract. Also, LTL has significant decision-making right about its activities and financial supports of CCG. The result of the Agreements entered between the Company and CCG is determined that the Company has a significant control over the operation of CCG in which the Company is considered as the primary beneficiary under the characteristics as defined in Financial Accounting Standards Board (FASB) interpretation 46 (Revised December 2003), Consolidation of Variable Interest Entities (“FIN 46R”).

On September 23, 2008, the Company entered into a Share Exchange Agreement (the “Agreements”) with Digital Network Alliance International, Inc, a company organized under the laws of the State of Delaware and is a reporting issuer in the United States and has its shares listed on the NASD Over-the-Counter Bulletin Board under the symbol DNAL. Pursuant to the Agreements, the shareholders of the Company transferred 100% of its issued and outstanding common stock to DNAL in exchange for an aggregate of 48,399,997 shares of common stock of DNAL, thus causing the Company to become a direct wholly-owned subsidiary of DNAL.  The Board of Directors approved the share issuance in September, 2008, and the shares were issued in October, 2008.

The share exchange is treated as a reverse acquisition and recapitalization of DNAL whereby the Company is deemed to be the accounting acquirer (legal acquiree) and DNAL to be the accounting acquiree (legal acquirer). Accordingly, the consolidated entity is considered to be a continuation of DNAL with the net assets of the Company deemed to have been acquired and recorded at its fair value.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

•

Basis of presentation

These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

•

Use of estimates

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses during the period reported. Actual results may differ from these estimates.

•

Cash and cash equivalents

F-7

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

•

Revenue recognition

The Company recognizes revenue when the following criteria are met: (1) persuasive evidence of an agreement exists, (2) delivery has occurred or services have been rendered, (3) the price to the buyer is fixed and determinable, and (4) collectibility is reasonably assured. Delivery is not considered to have occurred until the customer takes title and assumes the risks and rewards of ownership.

Revenue from the provision of management fee is recognized when the service is rendered to CCG under the Agreement, which is generally based on the monthly operating result of CCG.

•

Advertising expenses

Advertising costs are expensed as incurred under SOP 93-7, “Reporting for Advertising Costs”. No advertising expense was incurred for the period from inception (January 23, 2008) to September 30, 2008.

•

Income taxes

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statement of operations and comprehensive (loss) income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

The Company also adopts Financial Accounting Standards Board ("FASB") Interpretation No. (FIN) 48, "Accounting for Uncertainty in Income Taxes" and FSP FIN 48-1, which amended certain provisions of FIN 48. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes.” FIN 48 provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. This interpretation also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

In connection with the adoption of FIN 48, the Company analyzed the filing positions in all of the federal, state and foreign jurisdictions where the Company and its subsidiaries are required to file income tax returns, as well as all open tax years in these jurisdictions. The Company adopted the policy of recognizing interest and penalties, if any, related to unrecognized tax positions as income tax expense. The Company did not have any unrecognized tax positions or benefits and there was no effect on the financial condition or results of operations for the period from inception (January 23, 2008) to September 30, 2008. The Company conducts its business in the BVI and is subject to tax in its own jurisdiction.

•

Related parties

F-8

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

•

Segment reporting

SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one reportable operating segment.

•

Fair value of financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange. The Company’s financial instruments primarily consist of cash and accounts receivable from a related party.

•

Recently issued accounting standard

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In December 2007, the FASB issued SFAS No. 141 (Revised 2007), "Business Combinations" ("SFAS No. 141R"). SFAS No. 141R will change the accounting for business combinations. Under SFAS No. 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS No. 141R will change the accounting treatment and disclosure for certain specific items in a business combination. SFAS No. 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, any business combinations the Company engages in will be recorded and disclosed following existing GAAP until January 1, 2009. The Company believes that SFAS No. 141R should not have a material impact on the financial position or results of operations.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements--An Amendment of ARB No. 51" ("SFAS No. 160"). SFAS No. 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 is effective for fiscal years beginning on or after December 15, 2008. The Company believes that SFAS No. 160 should not have a material impact on the financial position or results of operations.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"). SFAS No. 161 requires companies with derivative instruments to disclose information that should enable financial-statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" and how derivative instruments and related hedged items affect a company's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of this statement is not expected to have a material effect on the Company's future financial position or results of operations.

F-9

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” ("SFAS No. 162"). This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements in conformity with US GAAP. This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. The Company does not expect the adoption of SFAS No. 162 to have a material effect on the financial condition or results of operations of the Company.

Also in May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts--an interpretation of FASB Statement No. 60" ("SFAS No. 163"). SFAS No. 163 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement. SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009. The Company is currently evaluating the impact of SFAS No. 163 on its financial statements but does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

Also in May 2008, the FASB issued FSP APB 14-1, "Accounting for Convertible Debt Instruments that may be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1"). FSP APB 14-1 applies to convertible debt securities that, upon conversion, may be settled by the issuer fully or partially in cash. FSP APB 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. FSP APB 14-1 is effective for financial statements issued for fiscal years after December 15, 2008, and must be applied on a retrospective basis. Early adoption is not permitted. The Company does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

In June 2008, the FASB issued FASB Staff Position ("FSP") EITF 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities" ("FSP EITF 03-6-1"). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the earnings allocation in computing earnings per share under the two-class method as described in SFAS No. 128, Earnings per Share. Under the guidance of FSP EITF 03-6-1, unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings-per-share pursuant to the two-class method. FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008 and all prior-period earnings per share data presented shall be adjusted retrospectively. Early application is not permitted. The Company does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

Also in June 2008, the FASB ratified EITF No. 07-5, "Determining Whether an Instrument (or an Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides that an entity should use a two-step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions. EITF 07-5 is effective for financial statements issued for fiscal years beginning after December 15, 2008. Early application is not permitted. The Company is assessing the potential impact of this EITF 07-5 on the financial condition and results of operations and does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

3.

RELATED PARTY TRANSACTION

F-10

For the period from inception (January 23, 2008) to September 30, 2008, the Company earned management fee of $25,529 from China Construction Guaranty Company Limited, which was controlled by a stockholder of the Company in a normal course of business.

As of September 30, 2008, accounts receivable, related party was amounted to $25,529.

4.

STOCKHOLDERS’ EQUITY

At the date of inception on January 23, 2008, the Company’s authorized capital was 10,000 shares of common stock, par value $1 with 1 share issued and outstanding.

As of September 30, 2008, the number of authorized and outstanding shares of the Company’s common stock was 10,000 shares and 1 share, respectively.

5.

INCOME TAXES

For the period from inception (January 23, 2008) to September 30, 2008, the Company generates an operating income of $25,529, which is not subject to tax on income under the current British Virgin Island law. Hence, no provision for income tax for the period was reported.

6.

CONCENTRATIONS OF RISK

(a)

Major customer

There are a single customer who account for 10% or more of total revenues for the period from inception (January 23, 2008) to September 30, 2008.

(b)

Credit risk

Credit risk arises from the potential that a counterpart will fail to perform its obligations. The Company is exposed to credit risk related to its account receivable from a single customer that minimizes the concentration of credit risk. It is management’s opinion that the Company is not exposed to significant credit risk associated with its accounts receivable.

---

F-11

EXHIBIT 99.2

CHINA CONSTRUCTION GUARANTY COMPANY LIMITED Financial Statements For The Years Ended December 31, 2007 and 2006 (With Report of Independent Registered Public Accounting Firm Thereon)

ZHONG YI (HONG KONG) C.P.A. COMPANY LIMITED

Certified Public Accountants

F-12

CHINA CONSTRUCTION GUARANTY COMPANY LIMITED

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Owners of

China Construction Guaranty Company Limited

We have audited the accompanying balance sheets of China Construction Guaranty Company Limited (“the Company”) as of December 31, 2007 and 2006 and the related statements of operations and comprehensive income, owners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of the Company’s internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2007 and 2006 and the results of operations and cash flows for the years ended December 31, 2007 and 2006 and in conformity with accounting principles generally accepted in the United States of America.

Zhong Yi (Hong Kong) C.P.A. Company Limited

Certified Public Accountants

Hong Kong, China

December 9, 2008

F-2

CHINA CONSTRUCTION GUARANTY COMPANY LIMITED

BALANCE SHEETS

AS OF DECEMBER 31, 2007 AND 2006

(Currency expressed in United States Dollars (“US$”))

	As of December 31,
	2007	2006
ASSETS
Current assets:
Cash and cash equivalents	$136,496	$103,955
Restricted cash	2,120,231	625,971
Guarantee fee receivable	5,395	27,166
Prepayments and other receivable	59,774	343,097
Total current assets	2,321,896	1,100,189

Non-current assets:
Plant and equipment, net	190,349	7,992
TOTAL ASSETS	$2,512,245	$1,108,181

LIABILITIES AND OWNERS’ EQUITY
Current liabilities:
Customer collateral	$963,099	$522,862
Deferred revenue	66,453	187,257
Income tax payable	115,207	25,186
Amount due to related parties	40,038	149,786
Accrued liabilities and other payable	96,955	56,896
Total current liabilities	1,281,752	941,987

Commitments and contingencies

Owners’ equity:
Registered and paid-up capital	964,276	42,321
Accumulated other comprehensive income	61,124	4,997
Statutory reserve	42,193	18,701
Retained earnings	162,900	100,175
Total owners’ equity	1,230,493	166,194
TOTAL LIABILITIES AND OWNERS’ EQUITY	$2,512,245	$1,108,181

See accompanying notes to financial statements.

F-3

CHINA CONSTRUCTION GUARANTY COMPANY LIMITED

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

(Currency expressed in United States Dollars (“US$”))

	Years ended December 31,
	2007	2006

Revenue, net
Guarantee fee income	$1,146,373	$176,418
Interest income	7,592	3,353

Total revenue, net	1,153,965	179,771

Cost of revenue	(86,507)	(8,482)
Gross profit	1,067,458	171,289

Operating expenses:
Sales and marketing	(8,594)	(575)
Depreciation	(12,657)	(1,565)
General and administrative	(853,822)	(121,802)
Total operating expenses	(875,073)	(123,942)
Income from operations	192,385	47,347

Other income (expense):
Other income	213	-
Other expense	-	(50)

Income before income taxes	192,598	47,297

Income tax expense	(106,381)	(7,151)

NET INCOME	$86,217	$40,146

Other comprehensive income:
- Foreign currency translation gain (loss)	56,127	(171,855)
COMPREHENSIVE INCOME (LOSS)	$142,344	$(131,709)

See accompanying notes to financial statements.

F-4

CHINA CONSTRUCTION GUARANTY COMPANY LIMITED

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

(Currency expressed in United States Dollars (“US$”))

	Years ended December 31,
	2007	2006
Cash flows from operating activities:
Net income	$86,217	$40,146
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	12,657	1,565
Changes in operating assets and liabilities:
Guarantee fee receivable	22,643	(10,543)
Prepayments and other receivable	293,981	(259,972)
Deferred revenue	(128,056)	182,932
Income taxes payable	84,538	1,556
Accrued liabilities and other payable	34,598	(288,557)

Net cash provided by operating activities	406,578	(332,873)

Cash flows from investing activities:
Change in restricted cash, net of customer collateral	(1,002,500)	(100,727)
Purchase of plant and equipment	(186,749)	(3,323)

Net cash used in investing activities	(1,189,249)	(104,050)

Cash flows from financing activities:
(Repayment to) advances from owners	(114,993)	146,326
Capital contribution from owners	921,955	-

Net cash used in financing activities	806,962	146,326

Effect of exchange rate changes in cash and cash equivalents	8,250	6,754

NET CHANGE IN CASH AND CASH EQUIVALENTS	32,541	(283,843)

BEGINNING OF YEAR	103,956	387,799

END OF YEAR	$136,497	$103,956

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$106,370	$2,039
Cash paid for interest expense	$-	$-

See accompanying notes to financial statements.

F-5

CHINA CONSTRUCTION GUARANTY COMPANY LIMITED

STATEMENTS OF OWNERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

(Currency expressed in United States Dollars (“US$”))

	Registered and paid-up capital	Accumulated other comprehensive (loss) income	Statutory reserve	Retained earnings	Total owners’ equity

Balance at January 1, 2006	$42,321	$176,852	$13,565	$65,165	$297,903

Net income for the year	-	-	-	40,146	40,146
Foreign currency translation adjustment	-	(171,855)	-	-	(171,855)
Appropriation to statutory reserve	-	-	5,136	(5,136)	-
Balance as of December 31, 2006	42,321	4,997	18,701	100,175	166,194

Capital contribution from owners	921,955	-	-	-	921,955
Net income for the year	-	-	-	86,217	86,217
Foreign currency translation adjustment	-	56,127	-	-	56,127
Appropriation to statutory reserve	-	-	23,492	(23,492)	-
Balance as of December 31, 2007	$964,276	$61,124	$42,193	$162,900	$1,230,493

See accompanying notes to financial statements

F-6

CHINA CONSTRUCTION GUARANTY COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

(Currency expressed in United States Dollars (“US$”), except for number of shares)

1.

ORGANIZATION AND BUSINESS BACKGROUND

China Construction Guaranty Company Limited (the “Company”) was registered as a limited liability company in Shenzhen City, the People’s Republic of China (the “PRC”) on May 21, 2004. Its principal activity is engaged in the provision of surety and tendering guarantees to corporations and individuals in obtaining corporate guarantees for business operations in the PRC.

As of December 31, 2007, the Company has established 7 provincial and municipal branches in the PRC. All of its customers are located in the PRC.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

•

Basis of presentation

These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

•

Use of estimates

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the years reported. Actual results may differ from these estimates.

•

Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

•

Guarantee fee receivable

Guarantee fee receivable are fees owed to the Company for its guarantee services but not yet received from its customers. In the guarantee transactions, the Company will place funds on deposit with the banks to guaranty the completeness of performance obligation by the Company’s customers. Fees received in advance under the guarantee transactions are recorded as deferred revenue and amortized as revenue over the term of the guarantee period on a straight-line basis.

The Company monitors the guarantee activities to ensure that the performance obligation was completed in a timely manner and that the Company receives its guarantee fee. If necessary, the Company uses the collateral it receives from customers as the payment for the guarantee fee. Guarantee fee receivables are considered impaired if payment of the fee is not received by the Company in accordance with the terms of the guarantee agreement with each customer. It is the Company’s policy to write off uncollectible receivables when management determines the receivable will become uncollectible.

•

Plant and equipment, net

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational:

Depreciable life
Leasehold improvement	5 years
Furniture, fittings, office equipment	5-10 years
Motor vehicles	5 years

Expenditure for maintenance and repairs is expensed as incurred. The gain or loss on the disposal of plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the statement of operations.

•

Impairment of long-life assets

Long-lived assets primarily include plant and equipment. In accordance with the Statement of Financial Accounting Standard ("SFAS") No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying amount of the asset. There has been no impairment as of December 31, 2007 and 2006.

•

Revenue recognition

In accordance with the SEC’s Staff Accounting Bulletin No. 104, “Revenue Recognition”, the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectibility is reasonably assured.

(a)

Guarantee revenue

The Company provides guarantee services to corporations and individuals in issuing and obtaining surety or tendering guarantees for their business operations and/or personal use. In exchange for the Company’s guarantee services, the customers pay the Company a certain percentage of the surety amount as an upfront guarantee fee. Maturities of surety and tendering guarantees will generally range from 2 days to 6 months, and are secured by bank deposits made by the Company. If a customer fails to fulfill its performance obligations under surety or tendering guarantees, the bank will take possession of the Company’s deposit.

The Company recognizes the guarantee fee income over the term of the contract on a straight line basis, net of business taxes, the price to the client is fixed or determinable, and collectibility of the resulting receivable is reasonably assured.

(b)

Interest income

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

•

Advertising expenses

Advertising costs are expensed as incurred under SOP 93-7, “Reporting for Advertising Costs”. No advertising expense was incurred for the years ended December 31, 2007 and 2006.

•

Comprehensive income

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statements of owners’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

•

Income taxes

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statement of operations and comprehensive (loss) income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

The Company also adopts Financial Accounting Standards Board ("FASB") Interpretation No. (FIN) 48, "Accounting for Uncertainty in Income Taxes" and FSP FIN 48-1, which amended certain provisions of FIN 48. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes.” FIN 48 provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. This interpretation also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

In connection with the adoption of FIN 48, the Company analyzed the filing positions in all of the federal, state and foreign jurisdictions where the Company and its subsidiaries are required to file income tax returns, as well as all open tax years in these jurisdictions. The Company adopted the policy of recognizing interest and penalties, if any, related to unrecognized tax positions as income tax expense. The Company did not have any unrecognized tax positions or benefits and there was no effect on the financial condition or results of operations for the years ended December 31, 2007 and 2006.

The Company conducts major businesses in the PRC and is subject to tax in its own jurisdiction. As a result of its business activities, the Company files separate tax returns that are subject to examination by the local tax authorities.

•

Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is the United States dollar ("US$"). The Company maintains its books and records in its local currency, the Renminbi Yuan (“RMB”), which is functional currency as being the primary currency of the economic environment in which the entity operates.

In general, the assets and liabilities of the Company whose functional currency is not US$ are translated into US$, in accordance with SFAS No 52. “Foreign Currency Translation”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses resulting from translation of financial statements are recorded as a separate component of accumulated other comprehensive income within the statement of owners’ equity.

Translation of amounts from the local currency of the Company into US$ has been made at the following exchange rates for the respective years:

	2007	2006
Year end RMB : US$ exchange rate	7.2941	7.7975
Average period RMB : US$ exchange rate	7.6172	7.9819

?

Retirement plan costs

Contributions to retirement schemes (which are defined contribution plans) are charged to general and administrative expenses in the statements of operation and comprehensive income as and when the related employee service is provided.

•

Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

•

Segment reporting

SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one reportable operating segment.

•

Fair value of financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

The Company’s financial instruments primarily consist of cash, restricted cash, guarantee fee receivable, prepayments and other receivable, customer collateral, deferred revenue, income tax payable and accrued liabilities and other payables.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short term maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective year ends.

•

Recently issued accounting standard

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In December 2007, the FASB issued SFAS No. 141 (Revised 2007), "Business Combinations" ("SFAS No. 141R"). SFAS No. 141R will change the accounting for business combinations. Under SFAS No. 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS No. 141R will change the accounting treatment and disclosure for certain specific items in a business combination. SFAS No. 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, any business combinations the Company engages in will be recorded and disclosed following existing GAAP until January 1, 2009. The Company believes that SFAS No. 141R should not have a material impact on the financial position or results of operations.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements--An Amendment of ARB No. 51" ("SFAS No. 160"). SFAS No. 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 is effective for fiscal years beginning on or after December 15, 2008. The Company believes that SFAS No. 160 should not have a material impact on the financial position or results of operations.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"). SFAS No. 161 requires companies with derivative instruments to disclose information that should enable financial-statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" and how derivative instruments and related hedged items affect a company's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of this statement is not expected to have a material effect on the Company's future financial position or results of operations.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” ("SFAS No. 162"). This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements in conformity with US GAAP. This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. The Company does not expect the adoption of SFAS No. 162 to have a material effect on the financial condition or results of operations of the Company.

Also in May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts--an interpretation of FASB Statement No. 60" ("SFAS No. 163"). SFAS No. 163 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement. SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009. The Company is currently evaluating the impact of SFAS No. 163 on its financial statements but does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

Also in May 2008, the FASB issued FSP APB 14-1, "Accounting for Convertible Debt Instruments that may be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1"). FSP APB 14-1 applies to convertible debt securities that, upon conversion, may be settled by the issuer fully or partially in cash. FSP APB 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. FSP APB 14-1 is effective for financial statements issued for fiscal years after December 15, 2008, and must be applied on a retrospective basis. Early adoption is not permitted. The Company does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

In June 2008, the FASB issued FASB Staff Position ("FSP") EITF 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities" ("FSP EITF 03-6-1"). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the earnings allocation in computing earnings per share under the two-class method as described in SFAS No. 128, Earnings per Share. Under the guidance of FSP EITF 03-6-1, unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings-per-share pursuant to the two-class method. FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008 and all prior-period earnings per share data presented shall be adjusted retrospectively. Early application is not permitted. The Company does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

Also in June 2008, the FASB ratified EITF No. 07-5, "Determining Whether an Instrument (or an Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides that an entity should use a two-step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions. EITF 07-5 is effective for financial statements issued for fiscal years beginning after December 15, 2008. Early application is not permitted. The Company is assessing the potential impact of this EITF 07-5 on the financial condition and results of operations and does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

3.

RESTRICTED CASH

Restricted cash is in the form of bank deposits that are being used by the Company to secure the surety and tendering amount to the Company’s customers. As of December 31, 2007, the Company had 27 surety and tendering guarantees outstanding, resulting in approximately $2,120,231 in restricted cash as of the end of the fiscal year.

4.

PREPAYMENTS AND OTHER RECEIVABLE

Prepayments and other receivable consisted of the followings:

	As of December 31,
	2007	2006

Prepayments	$35,753	$626
Utility and rental deposits	24,021	7,551
Advances to third parties	-	334,920
	$59,774	$343,097

Advances to third parties were unsecured and interest-free, which were fully collected during 2007.

5.

PLANT AND EQUIPMENT, NET

Plant and equipment consist of the following:

As of December 31,
2007	2006

Leasehold improvement	$72,585	$-
Furniture, fittings and office equipment	87,893	10,169
Motor vehicles	36,758	-
Foreign translation difference	8,997	319
	206,233	10,488
Less: accumulated depreciation	(15,151)	(2,428)
Less: foreign translation difference	(733)	(68)

Plant and equipment, net	$190,349	$7,992

Depreciation expense for the years ended December 31, 2007 and 2006 was $ 12,657 and $1,565, respectively.

6.

CUSTOMER COLLATERAL

The Company holds cash deposits from certain customers in order to ensure the satisfaction of their performance obligations arising from the surety or tendering guarantees. The cash collateral assets are restricted under the caption of “Restricted cash” and both balances are presented on the balance sheets.

7.

AMOUNT DUE TO RELATED PARTIES

As of December 31, 2007 and 2006, amount due to related parties, existing directors and a former director of the Company, represented advances made to the Company which was unsecured, interest-free and has no fixed repayment term.

8.

OWNERS’ EQUITY

In accordance with the Company’s Articles of Association, the registered capital was $12,097,018 (RMB100,000,000) in which $964,276 was paid up and the remaining was still outstanding as capital commitment at the balance sheet date.

9.

INCOME TAXES

The Company is subject to taxes under the Corporate Income Tax governed by the Income Tax Law of the People’s Republic of China, at a statutory rate of 33%, which is comprised of a 30% national income tax and 3% local income tax.

The Company is registered and operates in Shenzhen City, the PRC and is recognized as “Enterprise Located in Special Economic Zone”. As a result, the Company is entitled to Corporate Income Taxes (“CIT”) at a preferential tax rate of 15%. During 2007 and 2006, the Company has established various provincial and municipal branches in the PRC, which are generally subject to the statutory tax rate of 33%. For the years ended December 31, 2007 and 2006, these branches incurred an aggregate operating loss of $37,388 and $1,800 for income tax purposes.

On March 16, 2007, the National People’s Congress approved the Corporate Income Tax Law of the People’s Republic of China (the “New CIT Law”). The new CIT Law, among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises with effect from January 1, 2008. However, for entities operating in special economic zones that previously enjoyed preferential tax rates, the applicable tax rate will be increased progressively to 25% over a five year period.

The reconciliation of income tax rate to the effective income tax rate for the years ended December 31, 2007 and 2006 is as follows:

	Years ended December 31,
	2007	2006

Income before income taxes	$192,598	$47,297
Statutory income tax rate	33%	33%
Income tax expense at statutory tax rate	63,557	15,608

Effect of tax holiday	(138,223)	(9,183)
Operating loss carryforwards	12,338	594
Taxable deferred revenue	20,929	-
Non-deductible government levy	147,780	-
Other non-deductible items	-	132
Income tax expense	$106,381	$7,151

Government levy was not deductible for the PRC income tax purpose, which was associated with the penalty fee resulting from the improper administrative procedures in arranging the registered capital of the Company pursuant to the PRC rules and regulations.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. There were no significant temporary differences as of December 31, 2007 and 2006, no components of deferred tax assets and liabilities have been recognized.

10.

CHINA CONTRIBUTION PLAN

Under the PRC Law, full-time employees of the Company are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a China government-mandated multi-employer defined contribution plan. The Company is required to accrue for these benefits based on certain percentages of the employees’ salaries. The total contributions made for such employee benefits were $15,363 and $6,177 for the years ended December 31, 2007 and 2006, respectively.

11.

STATUTORY RESERVE

Under the PRC Law, the Company is required to make appropriation to the statutory reserve based on after-tax net earnings and determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory reserve should be at least 15% of the after-tax net income until the reserve is equal to 50% of the registered capital. The statutory reserve is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation.

For the years ended December 31, 2007 and 2006, the Company made an appropriation of $23,492 and $5,136 to the statutory reserve, respectively.

12.

CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)

Major customers

For the year ended December 31, 2007, there was no customer who accounts for 10% or more of the Company’s revenues.

For the year ended December 31, 2006, the customer who accounts for 10% or more of the Company’s revenues is presented as follows:

	Year ended December 31, 2006		December 31, 2006
	Revenue	Percentage of revenue	Guarantee fee receivable

Customer A	$37,585	21%	$-
Customer B	19,534	11%	19,995
Total:	$57,119	32%	$19,995

For the years ended December 31, 2007 and 2006, 100% of the Company’s revenues were derived from customers located in the PRC.

(b)

Major vendors

For the year ended December 31, 2007 and 2006, there was no vendor who accounts for 10% or more of the Company’s purchases.

For the years ended December 31, 2007 and 2006, 100% of the Company’s purchases were derived from vendors located in the PRC.

(c)

Credit risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist of cash and restricted cash. Substantially all of cash and restricted cash are held by the recognized financial institutions in the PRC.

(d)

Political and country risk

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC’s economy. The Company’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

(e)

Risk related to its guarantees

The Company also has significant concentration risk related to its guarantees on potential loss if the customers fail to the completion of their performance obligation in a timely manner under the surety guarantees. To reduce these potential losses, the Company holds collateral in the form of cash equivalents, which are reflected in customer collateral on the balance sheets as they are held in restricted cash in the Company’s name.

(f)

Exchange rate risk

The reporting currency of the Company is US$, to date the majority of the revenues and costs are denominated in RMB and a significant portion of the assets and liabilities are denominated in RMB. As a result, the Company is exposed to foreign exchange risk as its revenues and results of operations may be affected by fluctuations in the exchange rate between US$ and RMB. If RMB depreciates against US$, the value of RMB revenues and assets as expressed in US$ financial statements will decline. The Company does not hold any derivative or other financial instruments that expose to substantial market risk.

13.

COMMITMENTS AND CONTINGENCIES

(a)

Operating lease commitments

The Company was committed under various non-cancelable operating leases with fixed monthly rentals, due through June 2009. Total rent expenses for the years ended December 31, 2007 and 2006 was $93,118 and $20,620.

Future minimum rental payments due under these non-cancelable operating leases are as follows:

Year ending December 31:
2008	$61,047
2009	12,137

Total	$73,184

(b)

Guarantees

As of December 31, 2007, the Company has 27 surety and tendering guarantees outstanding. If the Company’s customers fail to complete their performance obligation in a timely manner so that the Company is obligated to pay on its guarantees, the Company would have the maximum potential amount of future payments of approximately $2,782,137 (RMB20,293,187) in total.

14.

SUBSEQUENT EVENTS

On April 22, 2008, the Company approved the amendment in its registered capital whereas the registered capital of the Company was authorized to reduce from $12,097,018 (RMB100,000,000) to $7,142,857 (equivalent to RMB50,000,000).

EXHIBIT 99.3

CHINA CONSTRUCTION GUARANTY COMPANY LIMITED (Unaudited) Condensed Financial Statements For The Nine Months Ended September 30, 2008 and 2007

CHINA CONSTRUCTION GUARANTY COMPANY LIMITED

INDEX TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

Page

Condensed Balance Sheets as of September 30, 2008 and December 31, 2007	F-2

Condensed Statements of Operations And Comprehensive Loss for the nine months ended September 30, 2008 and 2007	F-3

Condensed Statements of Cash Flows for the nine months ended September 30, 2008 and 2007	F-4

Condensed Statements of Owners’ Equity for the nine months ended September 30, 2008	F-5

Notes to Condensed Financial Statements	F-6 – F-14

F-1

CHINA CONSTRUCTION GUARANTY COMPANY LIMITED

CONDENSED BALANCE SHEETS

AS OF SEPTEMBER 30, 2008 AND DECEMBER 31, 2007

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	September 30, 2008	December 31, 2007
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$717,387	$136,496
Restricted cash	4,566,225	2,120,231
Guarantee fee receivable	4,639	5,395
Note receivable	1,167,014	-
Prepayments and other receivable	204,631	59,774
Total current assets	6,659,896	2,321,896

Non-current assets:
Plant and equipment, net	377,612	190,349
TOTAL ASSETS	$7,037,508	$2,512,245

LIABILITIES AND OWNERS’ EQUITY
Current liabilities:
Account payable, trade	$125,094	$-
Account payable, related party	25,529	-
Customer collateral	2,973,517	963,099
Deferred revenue	267,203	66,453
Income tax payable	14,587	115,207
Amount due from related parties	59,427	40,038
Accrued liabilities and other payable	128,820	96,955
Total current liabilities	3,594,177	1,281,752

Commitments and contingencies

Owners’ equity:
Registered and paid-up capital	2,964,590	964,276
Statutory reserve	42,193	42,193
Accumulated other comprehensive income	184,294	61,124
Retained earnings	252,254	162,900
Total owners’ equity	3,443,331	1,230,493
TOTAL LIABILITIES AND OWNERS’ EQUITY	$7,037,508	$2,512,245

See accompanying notes to condensed financial statements.

F-2

CHINA CONSTRUCTION GUARANTY COMPANY LIMITED

CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Nine months ended September 30,
	2008	2007
Revenue, net
Guarantee fee income	$2,085,531	$460,526
Interest income	27,918	4,504

Total revenue, net	2,113,449	465,030

Cost of revenue	(514,182)	(60,288)
Gross profit	1,599,267	404,742

OPERATING EXPENSES:
Sales and marketing	-	(1,279)
Depreciation	(44,148)	(4,486)
Guarantee loss	(22,153)	-
Management fee to related party	(25,529)	-
General and administrative	(1,347,017)	(217,132)
Total operating expenses	(1,438,847)	(222,897)

INCOME FROM OPERATIONS	160,420	181,845

Other income (expense):
Other income	-	1
Other expense	(5,280)	-

INCOME BEFORE INCOME TAXES	155,140	181,846

Income tax expense	(65,786)	(20,010)

NET INCOME	$89,354	$161,836

Other comprehensive income:
- Foreign currency translation gain	123,170	36,022

COMPREHENSIVE INCOME	$212,524	$197,858

See accompanying notes to condensed financial statements.

F-3

CHINA CONSTRUCTION GUARANTY COMPANY LIMITED

CONDENSED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Nine months ended September 30,
	2008	2007
Cash flows from operating activities:
Net income	$89,354	$161,836
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	44,148	4,486
Loss on disposal of plant and equipment	1,852	-
Changes in operating assets and liabilities:
Guarantee fee receivable	1,079	(22,109)
Prepayments and other receivable	(138,133)	538,727
Account payable, trade	122,524	-
Account payable, related party	25,529	-
Deferred revenue	192,458	(162,994)
Income taxes payable	(105,779)	12,284
Accrued liabilities and other payable	25,128	188,122

Net cash provided by operating activities	258,160	720,352

Cash flows from investing activities:
Change in restricted cash, net of customer collateral	(354,047)	(153,660)
Increase in note receivable	(1,143,037)	-
Purchase of plant and equipment	(217,476)	(96,640)

Net cash used in investing activities	(1,714,560)	(250,300)

Cash flows from financing activities:
Capital contribution from owners	2,000,314	-
Advances from (repayment to) owners	16,479	(130,932)

Net cash provided by (used in) financing activities	2,016,793	(130,932)

Effect of exchange rate changes in cash and cash equivalents	20,498	11,006

NET CHANGE IN CASH AND CASH EQUIVALENTS	580,891	350,126

BEGINNING OF PERIOD	136,496	103,955

END OF PERIOD	$717,387	$454,081

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$171,565	$7,725
Cash paid for interest expenses	$-	$-

See accompanying notes to condensed financial statements.

F-4

CHINA CONSTRUCTION GUARANTY COMPANY LIMITED

CONDENSED STATEMENT OF OWNERS’ EQUITY

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

	Registered and paid-up capital	Accumulated other comprehensive income	Statutory reserve	Retained earnings	Total owners’ equity

Balance as of January 1, 2008	$964,276	$61,124	$42,193	$162,900	$1,230,493

Capital contribution from owners	2,000,314	-	-	-	2,000,314
Net income for the period	-	-	-	89,354	89,354
Foreign currency translation adjustment	-	123,170	-	-	123,170
Balance as of September 30, 2008	$2,964,590	$184,294	$42,193	$252,254	$3,443,331

See accompanying notes to condensed financial statements

F-5

CHINA CONSTRUCTION GUARANTY COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

NOTE－1

BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared by management in accordance with both accounting principles generally accepted in the United States (“GAAP”). Certain information and note disclosures normally included in audited financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information not misleading.

In the opinion of management, the condensed balance sheet as of September 30, 2008 which has been derived from the audited financial statements and these unaudited condensed financial statements reflect all normal and recurring adjustments considered necessary to state fairly the results for the periods presented. The results for the period ended September 30, 2008 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 2008 or for any future period.

These unaudited condensed financial statements and notes thereto should be read in conjunction with the audited financial statements for the year ended December 31, 2007.

NOTE－2

ORGANIZATION AND BUSINESS BACKGROUND

China Construction Guaranty Company Limited (the “Company”), was registered as a limited liability company in Shenzhen City, the People’s Republic of China (the “PRC”) on May 21, 2004. Its principal activity is engaged in the provision of surety and tendering guarantees to corporations and individuals in obtaining corporate guarantees for business operations in the PRC. As of September 30, 2008, the Company has established 20 provincial and municipal branches, as well as 1 representative office in the PRC.

On August 1, 2008, the Company entered into an Exclusive Cooperation Agreement (“the Agreement”) with Linking Target Limited (“LTL”), a limited liability company incorporated in British Virgin Island on January 23, 2008.

Pursuant to the Agreement, the Company transferred all of the interest in its revenues and variable interest to LTL. LTL does not have an equity interest in the Company, but is deemed to have all of the economic benefits and liabilities by contract. Also, the Company assigned its voting rights to allow LTL to manage its business activities and financial supports of the Company. The result of the Agreements entered between the Company and LTL is determined that LTL has a significant control over the operation of the Company in which LTL is considered as the primary beneficiary of the Company under the characteristics as defined in Financial Accounting Standards Board (FASB) interpretation 46 (Revised December 2003), Consolidation of Variable Interest Entities (“FIN 46R”), qualifies the business operations of the Company to be consolidated with LTL from its effective date of the Agreement, August 1, 2008.

NOTE－3

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

•

Use of estimates

F-6

In preparing these condensed financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

•

Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

•

Guarantee fee receivable

Guarantee fee receivable are fees owed to the Company for its guarantee services but not yet received from its customers. In the guarantee transactions, the Company will place funds on deposit with the banks to guaranty the completeness of performance obligation by the Company’s customers. Fees received in advance under the guarantee transactions are recorded as deferred revenue and amortized as revenue over the term of the guarantee period on a straight-line basis.

The Company monitors the guarantee activities to ensure that the performance obligation was completed in a timely manner and that the Company receives its guarantee fee. If necessary, the Company uses the collateral it receives from customers as the payment for the guarantee fee. Guarantee fee receivables are considered impaired if payment of the fee is not received by the Company in accordance with the terms of the guarantee agreement with each customer. It is the Company’s policy to write off uncollectible receivables when management determines the receivable will become uncollectible.

•

Plant and equipment, net

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational:

Depreciable life
Leasehold improvement	5 years
Furniture, fittings, office equipment	5-10 years
Motor vehicles	5 years

Expenditure for maintenance and repairs is expensed as incurred. The gain or loss on the disposal of plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the statement of operations.

•

Impairment of long-life assets

Long-lived assets primarily include plant and equipment. In accordance with the Statement of Financial Accounting Standard ("SFAS") No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying amount of the asset. There has been no impairment as of September 30, 2008.

•

Revenue recognition

In accordance with the SEC’s Staff Accounting Bulletin No. 104, “Revenue Recognition”, the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectibility is reasonably assured.

F-7

•

Guarantee revenue

The Company provides guarantees service to corporations and individuals in issuing and obtaining surety or tendering guarantees for their business operations and/or personal use. In exchange for the Company’s guarantee services, the customers pay the Company a certain percentage of the surety amount as an upfront guarantee fee. Maturities of surety and tendering guarantees will generally range from 2 days to 6 months, and are secured by bank deposits made by the Company. If a customer fails to fulfill its performance obligations under surety or tendering guarantees, the bank will take possession of the Company’s deposit.

The Company recognizes the guarantee fee income over the term of the contract on a straight line basis, net of business taxes, the price to the client is fixed or determinable, and collectibility of the resulting receivable is reasonably assured.

•

Interest income

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

•

Comprehensive income

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying condensed statements of owners’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

•

Income taxes

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statement of operations and comprehensive (loss) income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

The Company also adopts Financial Accounting Standards Board ("FASB") Interpretation No. (FIN) 48, "Accounting for Uncertainty in Income Taxes" and FSP FIN 48-1, which amended certain provisions of FIN 48. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes.” FIN 48 provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. This interpretation also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

In connection with the adoption of FIN 48, the Company analyzed the filing positions in all of the federal, state and foreign jurisdictions where the Company and its subsidiaries are required to file income tax returns, as well as all open tax years in these jurisdictions. The Company adopted the policy of recognizing interest and penalties, if any, related to unrecognized tax positions as income tax

F-8

expense. The Company did not have any unrecognized tax positions or benefits and there was no effect on the financial condition or results of operations for the period ended September 30, 2008 and 2007.

The Company conducts major businesses in the PRC and is subject to tax in its own jurisdiction. As a result of its business activities, the Company files separate tax returns that are subject to examination by the local tax authorities.

•

Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the condensed statement of operations.

The reporting currency of the Company is the United States dollar ("US$"). The Company maintains its books and records in its local currency, the Renminbi Yuan (“RMB”), which is functional currency as being the primary currency of the economic environment in which the entity operates.

In general, the assets and liabilities of the Company whose functional currency is not US$ are translated into US$, in accordance with SFAS No 52. “Foreign Currency Translation”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses resulting from translation of financial statements are recorded as a separate component of accumulated other comprehensive income within the statement of owners’ equity.

Translation of amounts from the local currency of the Company into US$ has been made at the following exchange rates for the respective period:

	2008	2007
Period end RMB : US$ exchange rate	6.8551	7.5176
Average period RMB : US$ exchange rate	6.9989	7.6758

•

Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

•

Segment reporting

SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one reportable operating segment.

•

Fair value of financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

F-9

The Company’s financial instruments primarily consist of cash, restricted cash, guarantee fee receivable, prepayments and other receivable, accounts payable, customer collateral, deferred revenue, income tax payable and accrued liabilities and other payables.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short term maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective period ends.

•

Recently issued accounting standard

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In December 2007, the FASB issued SFAS No. 141 (Revised 2007), "Business Combinations" ("SFAS No. 141R"). SFAS No. 141R will change the accounting for business combinations. Under SFAS No. 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS No. 141R will change the accounting treatment and disclosure for certain specific items in a business combination. SFAS No. 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, any business combinations the Company engages in will be recorded and disclosed following existing GAAP until January 1, 2009. The Company believes that SFAS No. 141R should not have a material impact on the condensed financial position or results of operations.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements--An Amendment of ARB No. 51" ("SFAS No. 160"). SFAS No. 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 is effective for fiscal years beginning on or after December 15, 2008. The Company believes that SFAS No. 160 should not have a material impact on the financial position or results of operations.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"). SFAS No. 161 requires companies with derivative instruments to disclose information that should enable financial-statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" and how derivative instruments and related hedged items affect a company's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of this statement is not expected to have a material effect on the Company's future financial position or results of operations.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” ("SFAS No. 162"). This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements in conformity with US GAAP. This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. The Company does not expect the adoption of SFAS No. 162 to have a material effect on the financial condition or results of operations of the Company.

Also in May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts--an interpretation of FASB Statement No. 60" ("SFAS No. 163"). SFAS No. 163 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the

F-10

financial guarantee insurance contracts included within the scope of that Statement. SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009. The Company is currently evaluating the impact of SFAS No. 163 on its financial statements but does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

Also in May 2008, the FASB issued FSP APB 14-1, "Accounting for Convertible Debt Instruments that may be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1"). FSP APB 14-1 applies to convertible debt securities that, upon conversion, may be settled by the issuer fully or partially in cash. FSP APB 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. FSP APB 14-1 is effective for financial statements issued for fiscal years after December 15, 2008, and must be applied on a retrospective basis. Early adoption is not permitted. The Company does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

In June 2008, the FASB issued FASB Staff Position ("FSP") EITF 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities" ("FSP EITF 03-6-1"). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the earnings allocation in computing earnings per share under the two-class method as described in SFAS No. 128, Earnings per Share. Under the guidance of FSP EITF 03-6-1, unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings-per-share pursuant to the two-class method. FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008 and all prior-period earnings per share data presented shall be adjusted retrospectively. Early application is not permitted. The Company does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

Also in June 2008, the FASB ratified EITF No. 07-5, "Determining Whether an Instrument (or an Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides that an entity should use a two-step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions. EITF 07-5 is effective for financial statements issued for fiscal years beginning after December 15, 2008. Early application is not permitted. The Company is assessing the potential impact of this EITF 07-5 on the financial condition and results of operations and does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

NOTE－4

RESTRICTED CASH

Restricted cash is in the form of bank deposits that are being used by the Company to secure the surety and tendering amount to the Company’s customers. As of September 30, 2008, the Company had 50 surety and tendering guarantees outstanding, resulting in approximately $4,566,225 in restricted cash as of the end of the period.

NOTE－5

NOTE RECEIVABLE

On May 13, 2008, the Company advanced $1,167,014 (equivalent to RMB8,000,000) to a third party in a term of 7 months, receivable by December 12, 2008, carried with an interest rate of 3.12% per annum payable at due date.

NOTE－6

PLANT AND EQUIPMENT, NET

F-11

Plant and equipment consist of the following:

	September 30, 2008	December 31, 2007
	(Unaudited)	(Audited)

Furniture, fittings and office equipment	$183,284	$87,893
Leasehold improvement	149,857	72,585
Motor vehicles	88,557	36,758
Foreign translation difference	17,726	8,997
	439,424	206,233
Less: accumulated depreciation	(59,872)	(15,151)
Less: foreign translation difference	(1,940)	(733)

Plant and equipment, net	$377,612	$190,349

Depreciation expense for the nine months ended September 30, 2008 and 2007 was $44,148 and $4,486, respectively.

NOTE－7

CUSTOMER COLLATERAL

The Company holds cash deposits from certain customers in order to ensure the satisfaction of their performance obligations arising from the surety or tendering guarantees. The cash collateral assets are restricted under the caption of “Restricted cash” and both balances are presented on the balance sheets.

NOTE－8

OWNERS’ EQUITY

On April 22, 2008, the registered capital of the Company was approved to reduce from $12,097,018 to $7,142,857 (equivalent to RMB50,000,000). As of September 30, 2008, the registered and paid-up capital totaled $2,964,590 and the remaining of $4,178,267 was still outstanding as capital commitment.

NOTE－9

INCOME TAXES

The Company is subject to taxes under the Corporate Income Tax governed by the Income Tax Law of the People’s Republic of China, at a statutory rate of 33%, which is comprised of a 30% national income tax and 3% local income tax.

On March 16, 2007, the National People’s Congress approved the Corporate Income Tax Law of the People’s Republic of China (the “New CIT Law”). The new CIT Law, among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises with effect from January 1, 2008. However, for entities operating in special economic zones that previously enjoyed preferential tax rates, the applicable tax rate will be increased progressively to 25% over a five-year period. Starting from January 1, 2008, The Company and its branches are qualified to a tax filing on a  basis for income tax purpose at a statutory tax rate of 25%.

The Company is registered and operates in Shenzhen City, the PRC and is recognized as “Enterprise Located in Special Economic Zone”. As a result, the Company is entitled to Corporate Income Taxes (“CIT”) at a preferential tax rate of 15%. During the period ended September 30, 2008, the Company has established various provincial and municipal branches, as well as representative office in the PRC, which are generally subject to the statutory tax rate of 25% (2007: 33%). For the nine months ended September 30, 2008 and 2007, these branches and representative office incurred an aggregate operating loss of $66,004 and $7,934 for income tax purposes.

F-12

The reconciliation of income tax rate to the effective income tax rate for the nine months ended September 30, 2008 and 2007 are as follows:

	Nine months ended September 30,
	2008	2007

Income before income taxes	$155,140	$181,846
Statutory income tax rate	25%	33%
Income tax expense at statutory tax rate	38,785	60,009

Effect of tax holiday	(10,709)	(48,461)
Operating loss carryforwards	16,501	2,618
Effect of non-taxable items	-	(149)
Non-deductible management fee	6,382	-
Other non-deductible items	14,827	5,993
Income tax expense	$65,786	$20,010

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. There were no significant temporary differences as of September 30, 2008, no components of deferred tax assets and liabilities have been recognized.

NOTE－10

RELATED PARTY TRANSACTION

For the nine months ended September 30, 2008, the Company incurred the management fee of $25,529 to Linking Target Limited, which was controlled by the owner of the Company, under an Exclusive Management and Consulting Agreement dated August 1, 2008.

As of September 30, 2008, accounts payable, related party was amounted to $25,529.

NOTE－11

CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)

Major customers

There was no customer who accounts for 10% or more of the Company’s revenues for the nine months ended September 30, 2008 and 2007.

100% of the Company’s revenues were derived from customers located in the PRC for the nine months ended September 30, 2008 and 2007.

(b)

Major vendors

For the nine months ended September 30, 2008 and 2007, there was no vendor who accounts for 10% or more of the Company’s purchases.

For the nine months ended September 30, 2008 and 2007, 100% of the Company’s purchases were derived from vendors located in the PRC.

(d)

Political and country risk

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal

F-13

environments in the PRC, by the general state of the PRC’s economy. The Company’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

(e)

Risk related to its guarantees

The Company also has significant concentration risk related to its guarantees on potential loss if the customers fail to the completion of their performance obligation in a timely manner under the surety guarantees. To reduce these potential losses, the Company holds collateral in the form of cash equivalents, which are reflected in customer collateral on the balance sheets as they are held in restricted cash in the Company’s name.

(f)

Exchange rate risk

The reporting currency of the Company is US$, to date the majority of the revenues and costs are denominated in RMB and a significant portion of the assets and liabilities are denominated in RMB. As a result, the Company is exposed to foreign exchange risk as its revenues and results of operations may be affected by fluctuations in the exchange rate between US$ and RMB. If RMB depreciates against US$, the value of RMB revenues and assets as expressed in US$ financial statements will decline. The Company does not hold any derivative or other financial instruments that expose to substantial market risk.

NOTE－12

COMMITMENTS AND CONTINGENCIES

(a)

Operating lease commitments

The Company was committed under various non-cancelable operating leases with fixed monthly rentals, due through June 2010. Total rent expenses for the nine months ended September 30, 2008 and 2007 was $247,606 and $51,852, respectively.

Future minimum rental payments due under these non-cancelable operating leases are as follows:

Year ending September 30:
2009	$184,813
2010	4,514

Total	$189,327

(b)

Guarantees

As of September 30, 2008, the Company has 50 surety and tendering guarantees outstanding. If the Company’s customers fail to complete their performance obligation in a timely manner so that the Company is obligated to pay on its guarantees, the Company would have the maximum potential amount of future payments of approximately $14,805,578 (RMB 101,493,715) in total.

F-14

EXHIBIT 99.4

Digital Network Alliance International, Inc Unaudited Pro forma Financial Information

F-15

DIGITAL NETWORK ALLIANCE INTERNATIONAL, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(Currency expressed in United States Dollars (“US$”))

We have prepared the unaudited pro forma condensed combined financial information of Digital Network Alliance International, Inc (the “DNAL”) for the year ended December 31, 2007 and as of and for the nine months ended September 30, 2008 in accordance with generally accepted accounting principles in the United States, or GAAP. The following unaudited pro forma condensed combined financial information are derived from the historical financial statements of Linking Target Limited (the “LTL”), China Construction Guaranty Company Limited (“CCG”) and DNAL, giving effect to the completion of (1) the share exchange of all share capital of LTL in exchange for 48,399,997 shares of common stock of DNAL (the “Exchange”) (2) the consolidation of CCG under FIN 46R (the “Business Combination”) and (3) the transfer of all of DNAL’s subsidiaries to Digital Network Alliance Holdings (BVI), Inc., was sold to Ms. Au Wing Chi, Vicky, on October 30, 2008 for a consideration of $100. This transaction was reported in an 8K filed on November 5, 2008 (the “Disposal”) as if they had occurred at the beginning of the periods presented. We have prepared the pro forma adjustments as if the Exchange, Business Combination and the Disposal had taken place at the beginning of the periods presented.

NOTE－1

BASIS OF PRESENTATION

The following information should be read in conjunction with the audited and unaudited financial statements of LTL, China Construction Guaranty Company Limited and the DNAL. The unaudited pro forma combined financial information is not necessarily indicative of operating results or the financial position that the Exchange, Business Combination and the Disposal (together referred to as the “Transaction”) were in existence assuming the Transaction were completed, and is not necessarily indicative of future operating results.

The Company has prepared the accompanying unaudited pro forma combined statements of operations for the year ended December 31, 2007 and the nine months ended September 30, 2008 and the unaudited pro forma combined balance sheet as of September 30, 2008 in accordance with Article 11 of Regulation S-X for inclusion in this prospectus.

The accounting policies used in the preparation of the pro forma combined financial statements are disclosed in the audited financial statements of LTL and CCG.

The following unaudited pro forma condensed combined balance sheet and statements of operations have reflected the completion of the Transaction as below:

The Exchange

The Exchange between the DNAL and LTL is treated as a reverse acquisition and recapitalization of the DNAL whereby LTL is deemed to be the accounting acquirer (legal acquiree) and the DNAL to be the accounting acquiree (legal acquirer). After the consummation of the Exchange, LTL’s shareholders will collectively hold approximately 80.66% of the voting rights in the combined company.

The Business Combination

Pursuant to the Exclusive Cooperation Agreement dated August 1, 2008, LTL owned a 100% interest in the revenues of CCG and had an obligation to absorb, any losses and rights to receive revenue from CCG. LTL does not have an equity interest in CCG, but is deemed to have all of the economic benefits and liabilities by contract. Also, LTL has significant decision-making right about its activities and financial supports of CCG. The result of the Agreements is determined that LTL has a significant control over the operation of CCG in which LTL is considered as the primary beneficiary under the

F-1

DIGITAL NETWORK ALLIANCE INTERNATIONAL, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(Currency expressed in United States Dollars (“US$”))

characteristics as defined in Financial Accounting Standards Board (FASB) interpretation 46 (Revised December 2003), Consolidation of Variable Interest Entities (“FIN 46R”), qualifies the business operations of CCG to be consolidated with LTL.

The Disposal

At the closing date, DNAL transfers of all of its subsidiaries to Digital Network Alliance Holdings (BVI), Inc., was sold to Ms. Au Wing Chi, Vicky, on October 30, 2008 for a consideration of $100. This transaction was reported in an 8K filed on November 5, 2008.

F-2

DIGITAL NETWORK ALLIANCE INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2008

(Currency expressed in United States Dollars (“US$”))

	DNAL	LTL	CCG	Pro forma adjustments (1)	Pro forma adjustments (2)	Pro forma combined
ASSETS
Current assets:
Cash and cash equivalents	$1,132	$1	$717,387	(1,132)		$717,388
Restricted cash	-	-	4,566,225			4,566,225
Accounts receivable, net	-	25,529	4,639		(25,529)	4,639
Note receivable	-	-	1,167,014			1,167,014
Prepayments and other receivables	25,628	-	204,631	(25,628)		204,631

Total current assets	26,760	25,530	6,659,896			6,659,896

Non-current assets:
Plant and equipment, net	19,833	-	377,612	(19,833)		377,612

TOTAL ASSETS	$46,593	$25,530	$7,037,508			$7,037,508

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable, trade	$383,104	$-	$125,094	(383,104)		$125,094
Accounts payable, related party	-	-	25,529		(25,529)	-
Amount due to related parties	392,678	-	59,427	(392,678)		59,427
Deferred revenue	-	-	267,203			267,203
Customer collateral	16,575	-	2,973,517	(16,575)		2,973,517
Income tax payable	610	-	14,587	(610)		14,587
Accrued liabilities and other payable	13,160	-	128,820	(13,160)		128,820

Total current liabilities	806,127	-	3,594,177			3,568,648

Stockholders’ equity:
Common stock	11,600	1	-		48,400	60,000
Registered and paid-up capital	-	-	2,964,590		(2,964,590)	-
Additional paid-in capital	2,331,640	-	-	(2,343,240)	2,916,190	2,904,590
Accumulated other comprehensive income	5,909	-	184,294	(5,909)		184,294
Statutory reserve	-	-	42,193	-		42,193
Retained earnings	(3,108,683)	25,529	252,254	3,108,683		277,783

Total stockholders’ equity	(759,534)	25,530	3,443,331			3,468,860

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$46,593	$25,530	$7,037,508			$7,037,508

F-3

DIGITAL NETWORK ALLIANCE INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

(Currency expressed in United States Dollars (“US$”))

	DNAL	LTL	CCG	Pro forma adjustments (2)	Pro forma combined

Revenue
Sales of product	$60,543	$-	$-	(60,543)	$-
Management fee	-	25,529	-	(25,529)	-
Guarantee fee	-	-	2,085,531		2,085,531
Interest income	-	-	27,918		27,918
Total revenue, net	60,543	25,529	2,113,449		2,113,449

Cost of revenue	24,338	-	514,182	(24,338)	514,182
Gross profit	36,205	25,529	1,599,267		1,599,267

Operating expenses:
Sales and marketing	(8,072)	-	-	8,072	-
Depreciation	(6,172)	-	(44,148)	6,172	(44,148)
Guarantee loss	-	-	(22,153)		(22,153)
Management fee to related party	-	-	(25,529)	25,529	-
General and administrative	(209,756)	-	(1,347,017)	109,032	(1,447,741)
Total operating expenses	(224,000)	-	(1,438,847)		(1,514,042)
(Loss) income from operation	(187,795)	25,529	160,420		85,225

Other income (expenses):
Other income	50,691	-	-	(50,691)	-
Other expense	-	-	(5,280)		(5,280)
(Loss) income before income taxes	(137,104)	25,529	155,140		79,945
Income tax expense	-	-	(65,786)		(65,786)

NET INCOME	$(137,104)	$25,529	$89,354		$14,159

Net income per share – basic and diluted					$0.00

Weight average number of common stock – basic and diluted					$60,000,000

F-4

DIGITAL NETWORK ALLIANCE INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(Currency expressed in United States Dollars (“US$”))

	DNAL	LTL	CGC	Pro forma adjustment (2)	Pro forma combined

Revenue, net
Sales of products	$489,917	$-	$-	(489,917)	$-
Guarantee fee	-	-	1,146,373		1,146,373
Interest income	-	-	7,592		7,592
Total revenue, net	489,917	-	1,153,965		1,153,965

Cost of revenue	298,802	-	86,507	(298,802)	86,507
Gross profit	191,115	-	1,067,458		1,067,458

Operating expenses:
Sales and marketing	(16,102)	-	(8,594)	16,102	(8,594)
Depreciation	(10,966)	-	(12,657)	10,966	(12,657)
General and administrative	(321,916)	-	(853,822)	253,044	(922,694)
Total operating expenses	(348,984)	-	(875,073)		(943,945)
(Loss) income from operations	(157,869)	-	192,385		123,513

Other income (expenses):
Other income	16,491	-	213	(16,491)	213
Other expense	-	-	-		-
(Loss) income before income taxes	(141,378)	-	192,598		123,726
Income tax expense	(581)	-	(106,381)	581	(106,381)

Net income before discontinued operation	(141,959)	-	86,217	73,087	17,345
Income from discontinued operation	2,086	-	-	(2,086)	-
Gain on sale of discontinued subsidiary	57,872	-	-	(57,872)	-

NET INCOME	$(82,001)	$-	$86,217		$17,345

Net income per share – basic and diluted					$0.00

Weight average number of common stock – basic and diluted					60,000,000

F-5

NOTE－2

PRO FORMA ADJUSTMENTS

These unaudited pro forma combined financial statements reflect the following pro forma adjustments:

Adjustment 1, relating to the Disposal

1.

To record the disposal of all subsidiaries of DNAL at their carrying values to transfer to Digital Network Alliance Holdings (BVI), Inc., was sold to Ms. Au Wing Chi, Vicky, on October 30, 2008 for a consideration of $100. This transaction was reported in an 8K filed on November 5, 2008

Adjustment 2, relating to the Exchange and Business Combination

2a.

To eliminate the accumulated deficit of the DNAL as LTL will be the continuing entity as accounting acquirer for accounting purposes.

2b.

To record the issuance of 48,399,997 shares of the common stock of DNAL at par value of $0.001 in exchange for all the shares of LTL.

2c.

To consolidate the operating result of CCG under FIN 46R and elimination of the inter-company transaction

F-6